Exhibit 10.30

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

AMENDMENT TO

LICENSE AGREEMENT

(1st Amendment)

This Amendment to License Agreement, effective August 31, 2007, is by and among:

Angiotech Pharmaceuticals (US), Inc., a corporation organized and existing under the laws of Washington, with principal offices at North Bend, WA (“Angiotech US”);

Angiodevice International GmbH, a corporation organized and existing under the laws of Switzerland, with principal offices at Dammstrasse 19, Postfach, CH-6301 Zug, Switzerland (“Angiodevice”); and

Histogenics Corporation, a corporation organized and existing under the laws of Delaware (formerly under the laws of Massachusetts), with principal offices at 830 Winter Street, 3rd Floor, Waltham, MA 02451 (formerly at 100 Hospital Road, Malden, MA 02148) (“Histogenics”).

WITNESSETH

WHEREAS, Angiotech Biomaterials Corp (“Biomaterials”), Angiodevice and Histogenics entered into that certain License Agreement effective as of May 12, 2005 pursuant to which Angiotech licensed to Histogenics the right to use certain domestic and foreign patents, patent applications and know how relating to the manufacture and use of CT3 (the “Agreement”), a copy of which is attached hereto;

WHEREAS, effective as of November 4, 2005, all of the assets of Biomaterials were sold to Angiotech US and Biomaterials was wound up (“Angiodevice” and “Angiotech US” shall be collectively referred to as “Angiotech”);

WHEREAS, in connection with such sale of assets, Biomaterials assigned the Agreement to Angiotech US and Angiotech US assumed all rights and obligations of Biomaterials under the Agreement as if it were the original party thereto;

WHEREAS, Angiotech US represents and warrants to Histogenics that Angiotech US has assumed all rights and obligations of Biomaterials under the Agreement; and,

WHEREAS, Angiotech US, Angiodevice and Histogenics have determined that it is in their best interests to amend certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Angiodevice, Angiotech US and Histogenics (Angiotech US, Angiodevice and Histogenics shall be individually referred to as “Party” and collectively as “Parties”) hereby agree as follows:

1.Definitions. Capitalized terms shall have the meanings set forth in the Agreement. The following defined terms shall be added to Section 1 Definitions of the Agreement in the correct alphabetical order:

“Conversion to Exclusivity” shall have the meaning ascribed to it in Section 3.2(a).

“Exclusivity Deadline” shall have the meaning ascribed to it in Section 3.2(a).

“Exclusivity Payment” shall have the meaning ascribed to it in Section 3.2(a).

“Revenue Share Reduction Payment” shall have the meaning ascribed to it in Section 3.2(a).

2.License Grant. Section 2.1 Grant of the Agreement is hereby amended to include the following additional sentence:

“Prior to the Exclusivity Deadline as defined in Section 3.2(a) below, and after the Exclusivity Deadline if Histogenics pays Angiotech the Exclusivity Payment, also as defined in Section 3.2(a) below, Angiotech shall not grant to any other Person any rights to or license under the Licensed Technology to make, have made, use, offer to sell, sell or import any products containing CT3 for use in the Field in the Territory.”

3.Third Party Manufacture. The second sentence of Section 2.4(c) Manufacturing of the Agreement is hereby changed and replaced with the following:

“In the event that Histogenics intends to have a third party manufacture CT3, Histogenics shall [***].”

4.Supply Back. Section 2.4(e)(iv) is hereby added to the Agreement as follows:

(iv) Notwithstanding anything to the contrary in Section 2.4, Angiotech hereby acknowledges and confirms that Histogenics may sublicense to [***] (currently a subsidiary of [***]) the right to manufacture CT3 or any components of CT3, including methylated collagen. Further, Angiotech acknowledges that [***] is using certain equipment (as more fully described and listed in Exhibit C (the “[***]”)) owned by Angiotech in connection therewith, and Angiotech confirms that [***] may continue to use such equipment in connection with the manufacture of CT3 or any of its components. Histogenics hereby agrees to purchase the [***] at the agreed to purchase price of [***].

5.Supply Back. Section 2.4(e)(i) of the Agreement is hereby deleted in its entirety and replaced with the following new Section 2.4(e)(i):

“(i) Histogenics shall use commercially reasonable efforts to supply CT3 to Angiotech at [***], for use only for research and in preclinical and clinical studies by Angiotech. Histogenics shall not be required to produce any quantities of CT3 for use in commercial products by Angiotech except, (i) where Angiotech has provided Histogenics with at least [***] lead time for delivery of CT3 and, (ii) where the amount of CT3 ordered by Angiotech does not exceed [***] of the amount to be produced by Histogenics during that [***] period. In the event that [***] of the amount of CT3 being produced by Histogenics is not sufficient to fill an order by Angiotech, Histogenics shall deliver the remaining portions of the order from subsequent production runs. For further clarification, Angiotech shall never be entitled to more than [***] of a production run, except at the sole discretion of Histogenics.”

6.Equipment Purchase. A new section, Section 2.4(h) is hereby added to the Agreement as follows:

(h) Equipment Purchase. Histogenics hereby agrees to purchase for [***] from Angiotech the equipment used in the making of CT3 located at [***], that is the property of Angiotech. A list of such equipment is provided in Exhibit C. Histogenics shall be required to pay to Angiotech the [***] by September 28, 2007, and upon receipt of such payment in full, all right, title and interest in and to the [***] Equipment shall automatically and without any further action on the part of either Party be sold, assigned, conveyed and transferred to Histogenics, free and clear of all liens and encumbrances of any kind. Histogenics acknowledges and agrees that Angiotech makes no representations or warranties regarding the [***] Equipment, or the accuracy or completeness of Exhibit C, and that Histogenics is purchasing the [***] Equipment on an “as is and where is” basis.

7.Revenue Sharing. Section 3.2(a) Revenue Sharing of the Agreement is hereby deleted in its entirety and replaced with the following new Section 3.2(a):

“(a) Revenue Sharing.

(i) As further consideration for the Histogenics License, within [***] after the end of each Calendar Quarter during the Term, Histogenics shall pay to Angiotech [***] of the first [***] of Net Sales of Eligible Products and, thereafter, [***] of Net Sales of Eligible Products until such time as Histogenics makes the Revenue Share Reduction Payment, as defined below.

(ii) At any time prior to the first to occur of, (A) [***], or (B) [***] (the “Exclusivity Deadline”), Histogenics may elect to convert this License to one of exclusivity within the Field by giving notice to Angiotech and paying one million dollars ($1,000,000) to Angiotech (the “Exclusivity Payment”) within fifteen (15) days of such notice (the “Conversion to Exclusivity”).

(iii) If Histogenics exercises the Conversion to Exclusivity and at such time as Histogenics pays to Angiotech prior to [***] an additional two million dollars ($2,000,000) (the “Revenue Share Reduction Payment”), Histogenics shall thereafter be required to pay to Angiotech [***] of Net Sales of those Eligible Products that contain living human cartilage cells and [***] of Net Sales of those Eligible Products that do not contain living human cartilage cells. The payments of a percentage of Net Sales of Eligible Products as determined in this Section 3.2(a) shall be referred to herein as the “Revenue Share”.

8.Obligation to Pay Revenue Share. Section 3.2(b) Obligation to Pay Revenue Share of the Agreement is hereby amended to change the reference to Angiodevice to Angiotech.

9.Diligence Obligations. The last sentence of Section 4.1 Diligence Obligations of the Agreement shall be deleted in its entirety and replaced with the following:

[***] Any such failure to [***] will be considered a material breach of this Agreement as that term is used in Section 8.2(a).”

10.[***]

11.Publications. Section 5.4 Publications of the Agreement is hereby deleted in its entirety and replaced with the following:

“5.4 Publications. Neither Party will publish or present the results of studies carried out that relate to the performance of CT3 or that contain any Confidential Information of the other Party without (a) such other Party’s prior consent, or (b) providing such other Party with the opportunity to remove any Confidential Information contained therein.”

12.Accrued Obligations. The second sentence of Section 8.4 Accrued Obligations of the Agreement is hereby amended by adding the following phrase to the end of the sentence:

“…during such [***] period.”

13.Confidentiality. The reference in Section 10.3 Confidentiality of the Agreement to Section 5.6 is hereby changed to Section 5.1 and Section 5.2.

14.Notices. The address for notice to Histogenics in Section 10.9 Notices of the Agreement is hereby changed to:

If to Histogenics:	Histogenics Corporation 830 Winter Street, 3rd Floor Waltham, MA 02451 Attention: Richard C. Vaillant
With a copy to:	Pepper Hamilton LLP 101 Federal Street, Suite 1010

Boston, MA 02110
Attention: [***]

15.License Agreement. Except as specifically otherwise amended as set forth herein, the Agreement shall continue in full force and effect.

16.Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument. Facsimile signatures of the Parties will have the same effect as original signatures. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by the respective duly authorized officers as of the date set forth above.

ANGIOTECH PHARMACEUTICALS (US), INC.		ANGIODEVICE INTERNATIONAL GmbH:

By:	/s/ David Hall	By:	/s/ Hans Peter Weber

Name: David Hall		Name: Hans Peter Weber

Title: CFO		Title: Managing Director

Date: October 4, 2007		Date: 26th Sept. 2007

		By:	/s/ Jürg Dannecker

Name: Jürg Dannecker

Title: Managing Director

Date: 26/09/2007

HISTOGENICS CORPORATION

By:	/s/ Steven Berrota
Name: Steven Berrota
Title: President & CEO
Date: 9/11/07